EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, James E. Miller, of Miller Diversified Corporation (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C., Section 1350, certify that:

1. The Annual Report on Form 10-KSB of the Company for the year ended August 31, 2008 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   February 3, 2009

/s/  James E. Miller
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     James E. Miller
     Principal Executive Officer and
     Principal Financial Officer